Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and Cash Equivalents
10.
Cash and cash equivalents

	2023	2024

Cash on hand	259,639	197,002
Current accounts with other banks	274,534	108,246
Short-term deposits with other banks	216,217	314,222
Reverse repurchase agreements	70,076	-

Total cash and cash equivalents	820,466	619,470

Cash on hand includes cash balances with ATMs and cash in transit.

As at 31 December 2023 and 2024, current accounts and short-term deposits with NBRK are KZT 90,098 million and KZT 192,102 million, respectively.

As at 31 December 2023 and 2024, the fair value of collateral of reverse repurchase agreements classified as cash and cash equivalents are KZT 70,160 million and KZT Nil, respectively.

As at 31 December 2023 and 2024, restricted deposits included in due from banks with investment credit ratings (higher than ‘BBB-‘) in favor of international payments systems were KZT 27,357 million and KZT 35,114 million, respectively.